GLOBAL X FUNDS
(the “Trust”)

Global X MSCI SuperDividend® Emerging Markets ETF (SDEM) (the “Fund”)

SUPPLEMENT DATED APRIL 22, 2022
TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2022, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and Statutory Prospectus.

1. The following sentence is added at the end of the first paragraph in the section of the Fund’s Summary Prospectus and Statutory Prospectus titled “PRINCIPAL INVESTMENT STRATEGIES”:

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

2. The risk factor titled "Securities Lending Risk" is hereby added to the section of the Fund's Summary Prospectus and Statutory Prospectus titled “SUMMARY OF PRINCIPAL RISKS”:

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase replacement securities in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral the Fund receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

3. With respect to the Fund, the risk factor titled "Securities Lending Risk" is hereby added to the section of the Fund’s Statutory Prospectus titled “A FURTHER DISCUSSION OF PRINCIPAL RISKS”:

Securities Lending Risk

The Fund may engage in lending its portfolio securities. The Fund may lend its portfolio securities to the extent noted under "Fund Summaries - Principal Investment Strategies". In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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